                                                                   Exhibit 10.24

                                PROMISSORY NOTE
                             --------------------


$65,000.00                                                      January 26, 1999
                                                       San Francisco, California

     1.   Principal and Interest.
          ----------------------
     (a) For value received, the undersigned, BILL RINEHART ("Maker"), promises
                                              -------------
to pay to the order of CRITICAL PATH, INC., a California corporation (the
                       -------------------
"Company"), the principal sum of sixty-five thousand dollars ($65,000.00), with interest from the date hereof on the unpaid principal at the applicable federal rate of 4.64%, compounded annually.

     (b) In the event that Maker shall cease, for any reason, to be a Service Provider to the Company (which term shall refer to a capacity in which Maker provides to the Company periodic service, either as an employee or consultant), the entire unpaid balance of principal and interest shall be due within thirty
(30) days of the date that Maker ceased to be a Service Provider.

     (c) If Maker continues to serve as a Service Provider to the Company, this Note shall be due and payable on January 15, 2004.

     (d) The undersigned shall have the right to prepay all or any part of the unpaid principal amount of this Note, without premium or penalty, at any time.

     2.   Attorneys' Fees.  If payment is not made when due, and if action is
          ---------------
instituted on this note, the undersigned agrees to pay, in addition to the principal and interest payable hereunder, the Company reasonable attorneys' fees and costs of suit, as fixed by court.

     3.   Security.  This Note is secured by a pledge of all shares of, and
          --------
options to purchase shares of, the Company's Common Stock now and hereafter held by Maker, including any shares for which such shares and options may be converted or exercised and all proceeds of such shares and options (collectively, the "Securities"), pursuant to a Security Agreement of even date herewith, which is on file with the Secretary of the Company. This Note shall be non-recourse; provided, however, that if at any time prior to January 15, 2004, Maker voluntarily ceases to be a Service Provider to the Company for any reason, other than "Good Reason" as defined in Maker's letter agreement with the Company dated November 17, 1998, this Note shall become a full-recourse note.

     4.   Subordination.  The indebtedness evidenced by this Note is expressly
          -------------
subordinated in priority and payment to any and all future indebtedness that Maker may incur to the Company as a result of Maker's purchase of shares of the Company's Common Stock by promissory note pursuant to Maker's stock option agreement with the Company dated November 12, 1998.

     5. Assignment. The rights and obligations of the Company and Maker shall be binding upon and benefit the successor, assigns, heirs, administrators and transferees of the parties.

     6.   Waiver and Amendment.  Any provision of this Note may be amended,
          --------------------
waived or modified upon the written consent of the Company and Maker.

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     7.   Waiver by Maker.  Maker hereby waives demand, notice, presentment,
          ---------------
protest and notice of dishonor.

     8.   Delays. No delay by the Company in exercising any power or right
          ------
hereunder shall operate as a waiver of any power or right.

     9.   Severability.  If one or more provisions of this note are held to be
          ------------
unenforceable under applicable law, such provision shall be excluded from the note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    10.   No Impairment.  Maker will not, by any voluntary action, avoid or seek
    ----  -------------
to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Note against impairment.

     11.   Governing Law.  This Note shall be governed by and construed in
           -------------
accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has signed, dated and delivered this Note as of the date and year first above written.

                               CRITICAL PATH, INC.


                               By              David Thatcher
                               --------------------------------------

                               Title              EVP/CFO
                               --------------------------------------


                               MAKER


                                          /s/ William H. Rinehart
                               --------------------------------------
                                              Bill Rinehart

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

                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT (the "Agreement") is entered into as of January 15, 1999, by and between CRITICAL PATH, INC., a California corporation (the
                     -------------------
"Company"), and BILL RINEHART (the "Purchaser").
                -------------

                              W I T N E S S E T H:

     WHEREAS, in connection with the Company's offer of employment to Purchaser and Purchaser's acceptance of such offer, the Company has loaned to Purchaser the amount of sixty-five thousand dollars ($65,000); and

     WHEREAS, Purchaser has executed and delivered to the Company a promissory note evidencing such loan (the "Note") and has agreed to pledge all of Purchaser's shares and options to purchase shares of the Company's Common Stock now and hereafter held by Purchaser, including any shares for which such shares and options may be converted or exercised, and all proceeds of such shares and options (collectively, the "Securities"), as security for the payment of the
Note:

     NOW, THEREFORE, it is agreed as follows:

     1. Purchaser hereby pledges and grants a security interest in all of the Securities as security for the timely payment of all of Purchaser's obligations under the Note and for Purchaser's performance of all of its obligations under this Agreement. In the event of a default in payment of the Note, Purchaser hereby appoints the Company as Purchaser's true and lawful attorney to take such action as may be necessary or appropriate to cause the Securities to be transferred into the name of the Company or any assignee of the Company and to take any other action on behalf of Purchaser permitted hereunder or under applicable law.

     2. Purchaser agrees to deliver to the Company immediately upon receipt one or more certificates representing the Securities, together with an Assignment Separate From Certificate signed by Purchaser.

     3. The Company agrees to hold the Securities as security for the timely payment of all of Purchaser's obligations under the Note and for Purchaser's performance of all of its obligations under this Agreement, as provided herein. At no time shall the Company dispose of or encumber the Securities, except as otherwise provided in this Agreement.

     4. The Company and Purchaser acknowledge that pursuant to an option agreement dated as of November 12, 1998 Purchaser may elect to purchase shares of the Company's Common Stock by execution of a full recourse promissory note secured by the shares being purchased. In such event, Purchaser's obligations to the Company under the Note and this Security Agreement shall be subordinated in priority and payment to Purchaser's obligations to the Company under such other promissory note(s) for the purchase of the Company stock.

     5. At all times while the Company is holding the Securities as security under this Agreement, the Company shall:

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

     (a) Collect any dividends that may be declared on the Securities and credit such dividends against any accrued interest or unpaid principal under the Note, as part payment;

     (b) Collect and hold any shares that may be issued upon conversion of the Securities; and

     (c) Collect and hold any other securities or other property that may be distributed with respect to the Securities.

     Such shares and other securities or property shall be subject to the security interest granted in Section 1 of this Agreement and shall be held by the Company under this Agreement.

     6. While the Company holds the Securities as security under this Agreement, Purchaser shall have the right to vote the Securities at all meetings of the Company's stockholders; provided that Purchaser is not in default in the performance of any term of this Agreement or in any payment due under the Note. In the event of such a default, the Company shall have the right to the extent permitted by law to vote and to give consents, ratifications and waivers and take any other action with respect to the Securities with the same force and effect as if the Company were the absolute and sole owner of the Securities.

     7. Upon payment of the outstanding principal balance of the Note and any interest and other charges due under the Note, the Company shall release the Securities from pledge and, subject to any other pledge and any continuing vesting or other restrictions on such Securities, redeliver to Purchaser (i) the certificate(s) representing the Securities for which payment has been received and (ii) the Assignment Separate From Certificate forms.

     8. In the event that Purchaser fails to perform any term of this Agreement or fails to make any payment when due under the Note, the Company shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the California Uniform Commercial Code. Without limiting the foregoing, the Company may, after giving ten (10) days' prior written notice to Purchaser by certified mail at Purchaser's residence or business address, sell any or all of the Securities in such manner and for such price as the Company may determine, including (without limitation) through a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery. The Company is authorized at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Securities to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Securities to restrict the prospective bidders or purchasers and the use any purchaser may make of the Securities and impose any other restriction or condition that the Company deems necessary or advisable under the federal and state securities laws. Upon any such sale the Company shall have the right to deliver, assign and transfer to Purchaser thereof the Securities so sold. Each purchaser at any such sale shall hold the Securities so sold absolute, free from any claim or right of any kind. In case of any sale of any or all of the Securities on credit or for future delivery, the Securities so sold may be retained by the Company until the selling price is paid by Purchaser thereof, but the Company shall not incur any liability in case of the failure of such purchaser to take up and pay for the Securities so sold and, in case of any such failure, such Securities may again be sold under the terms of this section. Purchaser hereby agrees that any disposition of any or all of the Securities by way of a private placement or other method which in the opinion of the Company

                                      -2-
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is required or advisable under Federal and state securities laws is commercially reasonable. At any public sale, the Company may (if it is the highest bidder) purchase all or any part of the Securities at such price as the Company deems proper. Out of the proceeds of any sale, the Company may retain an amount sufficient to pay all amounts then due under the Note, together with the expenses of the sale and reasonable attorneys' fees. The Company shall pay the balance of such proceeds, if any, to Purchaser. Purchaser shall be liable for any deficiency that remains after the Company has exercised its rights under this Agreement.

    9. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Purchaser and Purchaser's legal representative, heirs, legatees, distributees, assigns and transferees by operation of law. This Agreement contains the entire security agreement between the Company and Purchaser. Purchaser will execute any additional agreements, assignments or documents or take any other actions reasonably required by the Company to preserve and perfect the security interest in the Securities granted to the Company herein and otherwise to effectuate this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Security Agreement to be executed on its behalf by its duly authorized officer, and Purchaser has personally executed this Security Agreement.

                               CRITICAL PATH, INC.



                               By            David Thatcher
                                 ------------------------------------

                               Title           EVP/CFO
                                     --------------------------------


                               PURCHASER


                                          /s/ William H. Rinehart
                               --------------------------------------
                                                Bill Rinehart

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Security Agreement dated as of January 15, 1999, the undersigned hereby sells, assigns and transfers unto CRITICAL PATH, INC., a California corporation, ___________________ shares of the
------------------
Common Stock of the Company, standing in the undersigned's name on the books of the Company represented by certificate No. __ herewith, and does hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:  __________, ____.



                                      ------------------------------------
                                                  Bill Rinehart

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